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                                                                   EXHIBIT 10.25


                                AMENDMENT NO. 4
                                       TO
                           MANHATTAN ASSOCIATES, INC.
                              STOCK INCENTIVE PLAN


    The Manhattan Associates, Inc. Stock Incentive Plan (the "Plan") is hereby amended as follows:

    1. Increase in Authorized Shares. Section 3 of the Plan is hereby amended by deleting "7,000,000" in the first sentence thereof and substituting "9,000,000" in its place, so that the first sentence reads: "The initial number of Shares reserved for issuance under this Plan shall be 9,000,000, as adjusted pursuant to Section 11, less the number of Shares subject to options issued under the Manhattan Associates, LLC Option Plan (the "LLC Plan").

    2. Effective Date. The effective date of this Amendment shall be July 24, 1999.

    3.   Miscellaneous.

         (a) Capitalized terms not otherwise defined herein shall have the meanings given them in the Plan.

         (b) Except as specifically amended hereby, the Plan shall remain in full force and effect.

    IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to the Manhattan Associates, Inc. Stock Incentive Plan to be executed on the Effective Date.

                                         Manhattan Associates, Inc.

                                         By: /s/ Alan J. Dabbiere
                                            ------------------------------------
                                                 Alan J. Dabbiere


Attest:

/s/ David K. Dabbiere
--------------------------------
David K. Dabbiere, Secretary
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  YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



         Company's stockholders was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board. A Constructive Termination which occurs prior to a Change of Control but which is at the request of a third party who has taken steps reasonably calculated to effect a Change of Control and which is required by a written agreement between such third party and the Company to occur prior to such Change of Control shall constitute a Change of Control;


                  D. Company shall mean Manhattan Associates, Inc., a Georgia corporation, and any successor thereto.

                  E. Company Business shall mean the development, marketing, selling, implementation and installation of computer software solutions specifically designed for the supply chain including but not limited to management of warehouse and distribution.

                  F. Confidential Information shall mean Company information in whatever form, other than Trade Secrets, that is of value to its owner and is treated as or marked as confidential.

                  G. Constructive Termination shall mean a situation where (A) (i) the Executive is no longer serving as President and Chief Executive Officer of the Company, the Executive is directed to report to other than the Board, the Executive is not timely paid his compensation under this Agreement or the assignment to the Executive of any duties or responsibilities which are inconsistent with the status, title, position or responsibilities of such positions (which assignment is not rescinded after the Company receives written notice from the Executive providing a reasonable description of such inconsistency); (ii) after a Change of Control, the Company's headquarters being outside of the greater Atlanta area or the Company requiring the Executive to be based at any place outside a 30-mile radius from the principal location from which the Executive served as an employee of the Company immediately prior to the Change of Control;
         (iii) after a Change of Control, the failure by the Company to provide the Executive with compensation and benefits substantially comparable, in the aggregate, to those provided for under the employee benefit plans, programs and practices in effect immediately prior to the Change of Control (other than stock option and other equity based compensation plans); (iv) after a Change of Control, the insolvency or the filing (by any party including the Company) of a petition for bankruptcy of the Company; or (v) after a Change of Control, the failure of the Company to obtain an agreement from any successor or assignee of the Company to assume and agree to perform this Agreement unless such successor or assignee is bound to the performance of this Agreement as a matter of law; provided however, that the aforementioned situations will not be deemed to be a Constructive Termination hereunder until such time as the Executive has given written notice to the Board of the situation constituting a "Constructive Termination" hereunder, and the Board has failed to cure such situation within thirty (30) days following receipt of such written notice, and (B) the Executive terminates his employment with the Company.

                  H. Customers shall mean any current customer or prospective customer which has been actively solicited by the Company within the preceding 12 months of Company.

                  I. Disability shall mean, when used to describe the Executive, a physical or mental impairment that substantially limits one or more of the major life activities of such individual, and shall be determined in accordance with the Americans with Disabilities Act, as amended, and any regulations promulgated thereunder.

                  J. Effective Date shall mean October 11, 1999, the date of execution of this Agreement.

                  K. Proprietary Information means all Trade Secrets and Confidential Information of Company.

                  L. Severance Amount shall mean, with respect to a given calendar year, the sum of (i) the Executive's Base Salary as in effect under Section 3(A) of this Agreement for such calendar year, and (ii) the Executive's Performance Related Bonus as in effect under Section 3(B) of this Agreement for such calendar year, not to exceed the Executive's Base Salary as in effect under Section 3(A) of this Agreement for such calendar year and (iii) a Gross-Up Payment as calculated in, and in accordance with the


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  YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



         requirements of, Section 22 of this Agreement (but in no event shall such amount exceed one million two hundred thousand dollars ($1,200,000.00). In the event of a termination of employment which is not at the end of the fiscal year, the Performance Related Bonus shall be calculated based on the twelve calendar months preceding the month in which he terminates or, in the event that a Change of Control has occurred prior to his termination of employment, the twelve calendar months preceding the announcement of a proposed Change of Control. If Executive has been employed for less than twelve (12) months, the Performance Related Bonus shall be calculated based on only those calendar months he was employed by the Company preceding the month of termination annualized on a twelve (12) month basis. To the extent that the Executive (including his dependents) is entitled to any right to receive continuation coverage available pursuant to, and as required under the provisions of, ERISA ss.ss.601 through 608 and Code ss.4980B ("COBRA") under the Company's group health plan (not including any medical reimbursement plan of the Company) and/or the Company group dental plan, if any, if the Executive (and/or his dependents) exercises such right in accordance with COBRA and the terms and provisions of such group health and/or dental plan, the Company shall pay 100% of the required COBRA premium for the Executive (and/or his dependents) for a period of 18 months following his termination of employment.

                  M. Trade Secrets shall mean information of Company constituting a "trade secret" within the meaning of Sections 10-1-760, et seq., of the Georgia Trade Secrets Act of 1990, including all amendments hereafter adopted.

                  N. Work Product shall mean the data, materials, documentation, computer programs, inventions (whether or not patentable), and all works of authorship, including all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right, created or developed in whole or in part by Executive while performing services in furtherance of or related to the Company Business.

         2.       Employment Duties and Authority.

                  A. Effective as of the Effective Date, Company shall employ Executive to advise on the business affairs of the Company so as to not interfere with his obligations to Anchor Gaming, and effective as of January 1, 2000, the Executive shall assume the responsibilities of President and Chief Executive Officer in accordance with the terms and conditions set forth in this Agreement. The Company shall take such actions as necessary to appoint Executive as a member of the Board effective as of the Effective Date, or as soon thereafter as practicable, and the Company shall take such actions as necessary to ensure that the Executive shall have the right to nominate one (1) outside board member with the approval of the Board. Executive hereby accepts employment on the terms set forth herein. Executive shall report to the Board.

                  B. Beginning January 1, 2000, the Executive shall perform such services and duties as are incident to the position of President and Chief Executive Officer and such other duties as determined from time to time by the Board which are consistent with such positions. All officers of the Company and its subsidiaries (excluding only the Chairman of the Board) shall report to the Executive, and the Executive shall have the authority, consistent with guidelines adopted by the Board, to hire, terminate and determine the compensation of such officers and other employees of the Company and such subsidiaries. The Executive's duties shall include, without additional compensation, the performance of similar services for any affiliates of the Company as may be reasonably requested by the Board from time to time. The Executive will use his best efforts to promote the interests of the Company. The Executive will not, without the prior written approval of the Board, engage in any other business activity which would interfere with the performance of his duties, services and responsibilities hereunder or which is in violation of policies established from time to time by the Company and provided to the Executive; provided, however, that Executive may manage his personal finances and investments. The Executive may participate in civic and charitable activities and serve on the board of directors of three companies of the Executive's choosing (to include initially Anchor Gaming and Bulldog Funds) to the extent they do not materially affect the Executive's ability to perform his duties as President and CEO of the Company and provided each board position is approved by the Board in advance, which approval will not be unreasonably withheld. Executive may perform without hindrance his currently existing contractual obligations to Anchor Gaming. The Executive agrees to perform such duties diligently and efficiently and in accordance with the reasonable directions of the Board. The Executive shall conduct himself at all times in a business like and


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                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



professional manner as appropriate for his position and shall represent the Company in all respects as complies with good business and ethical practices. In addition, the Executive shall be subject to and abide by the policies and procedures of the Company applicable to personnel of the Company, as adopted from time to time.

                  C. Executive agrees that he shall at all times faithfully and to the best of his ability and experience perform all of the duties that may be required of him pursuant to the terms of this Agreement except as outlined in Section 2(B). above. Executive shall devote his full business time, energies, efforts and attention to the performance of his obligations hereunder, and shall not engage in any outside employment without the express written consent of the Board. The Executive may pursue personal interest as he may have as long as such participation does not interfere with the Executive's performance of his duties hereunder, and the Executive may participate in industry, civic and charitable activities so long as such activities do not materially interfere with the performance of his duties hereunder. The Executive may also participate in any interest or activity which is approved in writing by the Board.

         3.       Compensation.

                  A. Base Salary. Effective January 1, 2000, Company shall pay to Executive an annual base salary ("Base Salary") of three hundred thousand dollars ($300,000.00), payable in accordance with the Company's standard payroll practices and subject to all required employment deductions, which amount shall be increased annually at the discretion of the Board of Directors as of the beginning of each calendar year starting with the calendar year 2001, but such annual increases shall in no event be less than six percent (6%) each year. The Board shall consider the growth in both revenue and complexity of the business in the review of the Base Salary. As compensation for the period prior to January 1, 2000, Company shall pay Executive forty-four thousand dollars ($44,000.00).

                  B. Performance-Related Bonus. In addition to the Base Salary, the Executive shall be eligible to receive from the Company an annual performance-related bonus for each calendar year of his employment. Such annual performance-related bonus shall be two percent (2%) of pre-tax operating income (excluding non-recurring or unusual charges (as defined by GAAP) and GAAP extraordinary items) for the calendar year 2000 and for calendar years thereafter (the "Performance Related Bonus"). Such bonus shall be subject to all required employment deductions, and the actual amount shall be determined by the Board in its reasonable discretion based upon financial information compiled by the Company's accountants. Bonuses shall be earned each month but paid to the Executive in a single lump sum on the later of (1) within sixty
(60) days of the end of the fiscal year during which the bonus was earned, or
(2) the date on which a determination may reasonably and administratively be made as to the pre-tax operating income for the Company as to the fiscal year of determination, but in no event later than 90 days after the end of the Company's fiscal year. As a bonus for the period prior to January 1, 2000, Company shall pay Executive the amount of fifteen thousand dollars ($15,000.00).

                  C. Common Stock. Within ninety (90) days following the date of execution of this Agreement, the Executive shall be granted eighty-five thousand (85,000) shares of common stock which shall be fully vested on the Effective Date subject to such restrictions as may be required by applicable securities laws or by the bylaws or Articles of the Company, and subject to compliance with applicable federal and state withholding laws.

                  D. Stock Options. On the Effective Date, the Executive shall receive a ten year option (the "Option") to purchase one million two hundred fifteen thousand (1,215,000) shares of the Company's common stock at an exercise price per share equal to $3.53125, which is the closing price of a share on the day immediately preceding the Effective Date. The Option shall vest over a three (3) year period in equal quarterly installments beginning as of the date of grant, or, if earlier, upon a Change of Control of the Company. To the extent that the fair market value of a share of the Company's common stock declines within six (6) months from the date of grant of the aforementioned Option, the Board shall consider granting additional options to purchase common stock of the Company to the Executive. To the extent that there is dilution in the Executive's ownership of the Company due to growth in the number of employees of the Company or due to options granted to employees of the Company (but not due to acquisition dilution), the Board shall consider granting additional options to purchase common stock of the Company to the Executive. All of the Executive's nonqualified options which are


                   SEPARATION AGREEMENT AND GENERAL RELEASE


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                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



vested shall be exercisable for the life of the option whether or not Executive remains in the employ of the Company.

         On the Effective Date, the Company shall grant to Executive a ten year incentive stock option, as such term is used in Code ss.422("ISO"), to purchase eighty-five thousand (85,000) shares of the Company's common stock at an exercise price per share equal to the fair market value of a share of stock on the date the option is granted. The ISO shall vest one-twelfth on February 1, 2000, and one-twelfth on each calendar quarter thereafter (May 1, August 1 and November 1) until fully vested, or if earlier, upon the occurrence of a Change of Control.

                  E. Employee Benefits. During his employment with the Company, Executive shall be entitled to participate in all employee benefit plans, including those employee benefit plans providing retirement and health care, which Company provides for its employees at the executive level in accordance with the terms and provisions of such plans.

                  F. Expenses. Executive shall be reimbursed for expenses reasonably incurred in the performance of his duties hereunder in accordance with the policies of Company then in effect.

                  G. Vacation. Executive shall be entitled to four weeks of vacation per year.

                  H. Relocation Package. Executive agrees to relocate his primary residence from Las Vegas, Nevada to metropolitan Atlanta, Georgia by June 1, 2000, and the Company agrees to pay the Executive $100,000 to defray all of his direct and indirect moving expenses.

                  I. Club Dues. During his employment with the Company, the Executive shall be entitled to reimbursement of the Executive's dues for membership at one (1) club at which he holds a membership.

                  J. Life Insurance. During his employment with the Company, the Executive shall be entitled to reimbursement by the Company for the cost of life insurance on the Executive's life in an amount to be determined by the Executive; provided, however, in no event will the annual amount reimbursed exceed $11,000.00.

         4. Term. The term of this Agreement shall be two (2) years from the Effective Date. However, unless either of the parties hereto gives at least sixty (60) days notice to the other party prior to such end of term date, this Agreement shall automatically be extended for an additional year, and this Agreement shall automatically be extended for each year thereafter unless notice to the contrary is given by one party to the other party at least sixty
(60) days prior to the beginning of such year. However, notwithstanding the preceding sentence, during the term of this Agreement, the parties agree that Executive's employment may be terminated at any time, for any reason or for no reason, with or without notice, by the Company or by the Executive, and such termination shall have the consequences set forth in the provisions of this Agreement. Upon any such termination, Executive shall return immediately to the Company all documents and other property of Company, together with all copies thereof, including all Work Product and Proprietary Information, within Executive's possession or control. Furthermore, the Executive's obligations under this Agreement with respect to Trade Secrets and Confidential Information, Non-Solicitation and Non-Competition (i.e., those obligations under Sections 8, 9 and 10 hereof) shall continue after the Executive's termination of employment in accordance with the provisions of this Agreement and without regard to the term of this Agreement.

         5.       Severance.

                  A.       Termination Other Than For Cause . Subject to
Section 5(D) below, in the event of a termination of employment of the Executive by the Company, other than a termination for Cause, or a termination of employment by the Executive which constitutes a Constructive Termination, Executive shall (a) accrue six months credit for purposes of stock option vesting, (b) receive the Performance Bonus accrued through the month end preceding termination, and (c) receive a cash severance payment equal in the aggregate to two (2) times the Severance Amount. Such cash severance payment shall be subject to all required deductions, and shall be paid in a lump sum less applicable withholdings, or as otherwise mutually agreed upon between the parties, within ten (10) days of the later of the Executive's termination of employment or the Executive's execution of a release as


                   SEPARATION AGREEMENT AND GENERAL RELEASE


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                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



described in the next sentence. Company's obligation to make the cash severance payments shall be conditioned upon Executive's (i) execution of a release agreement in the form attached hereto as Exhibit A , and (ii) compliance with the restrictive covenants and all post-termination obligations contained in this Agreement.

                  B.       For Cause or Volitional Terminations. Subject to
Section 5(D) below, in the event of a termination of employment of the Executive by the Company for Cause, or in the event of a termination of employment of the Executive by the Executive (including a termination for death or Disability) but excluding a Constructive Termination, no further benefits under this Agreement shall be payable other than those benefits which have accrued prior to the date of the Executive's termination of employment, to include any Performance Bonus accrued through the month end preceding such termination payable within ten (10) days of such termination, except as required by law or by the applicable terms and provisions of any employee benefit plan or arrangement applicable to the Executive.

                  C. Expiration of Term. Subject to Section 5(D) below, in the event of a termination of employment of the Executive due to the termination of this Agreement initiated by the Executive's giving written notice of non-renewal in accordance with Section 4 above (other than a Constructive Termination by the Executive), Section 5(B) above shall apply. In the event of a termination of employment of the Executive due to the termination of this Agreement due to a Constructive Termination by the Executive or due to the Company's giving written notice of non-renewal in accordance with Section 4 above, Section 5(A) above shall apply.

                  D. Change of Control. Upon a Change of Control, Executive shall be eligible to receive a cash payment equal in the aggregate to two (2) times the Severance Amount for the calendar year during which the Change of Control occurs, as well as immediate vesting of all unvested Options as provided in Section 3(D) above. Such cash payment shall be subject to all required deductions, and shall be paid in a lump sum less applicable withholdings, within ten (10) days following the later of the Change of Control or the Executive's execution of a release as described in the next sentence. Company's obligation to make the cash payment shall be conditioned upon Executive's (i) execution of a release agreement in the form attached hereto as Exhibit B, and (ii) compliance with the restrictive covenants and all post-termination obligations contained in this Agreement. In the event that the Executive receives a payment under this Section 5(D), then Sections 5(A) and 5(C) above shall no longer be applicable to any termination of the Executive's employment, and Section 5(B) above shall apply to any termination of the Executive's employment thereafter.

         6.       Ownership.

                  A. All Work Product will be considered work made for hire by Executive and owned by Company. To the extent that any Work Product may not by operation of law be considered work made for hire or if ownership of all rights therein will not vest exclusively in Company, Executive assigns to Company, now or upon its creation without further consideration, the ownership of all such Work Product. Company has the right to obtain and hold in its own name copyrights, patents, registrations, and any other protection available in the Work Product. Executive agrees to perform any acts as may be reasonably requested by Company to transfer, perfect, and defend Company's ownership of the Work Product.

                  B. To the extent any materials other than Work Product are contained in the materials Executive delivers to Company or its Customers, Executive grants to Company an irrevocable, nonexclusive, worldwide, royalty-free license to use and distribute (internally or externally) or authorize others to use and distribute copies of, and prepare derivative works based upon, such materials and derivative works thereof. Executive agrees that during his or her employment, any money or other remuneration received by Executive for services rendered to a Customer belong to Company.


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   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.


         7.       Trade Secrets and Confidential Information.

                  A. Company may disclose to Executive certain Proprietary Information. Executive agrees that the Proprietary Information is the exclusive property of Company (or a third party providing such information to Company) and Company (or such third party) owns all worldwide copyrights, trade secret rights, confidential information rights, and all other property rights therein.

                  B. Company's disclosure of the Proprietary Information to Executive does not confer upon Executive any license, interest or rights in or to the Proprietary Information. Except in the performance of services for Company, Executive will hold in confidence and will not, without Company's prior written consent, use, reproduce, distribute, transmit, reverse engineer, decompose, disassemble, or transfer, directly or indirectly, in any form, or for any purpose, any Proprietary Information communicated or made available by Company to or received by Executive. Executive agrees to notify Company immediately if he discovers any unauthorized use or disclosure of the Proprietary Information.

                  C. To further protect Proprietary Information, Executive agrees that if his or her employment with Company ends for any, then for a period of two (2) years after the end of Executive's employment he will not, without Company's prior written consent, perform any of the duties that he performed on behalf of Company for any subsequent employers of the Executive if such subsequent employers compete with the Company Business.

                  D. Executive's obligations under this Agreement with regard to (i) Trade Secrets shall remain in effect for as long as such information remains a trade secret under applicable law, and (ii) Confidential Information shall remain in effect during Executive's employment with Company and for three years there after. These obligations will not apply to the extent that Executive establishes that the information communicated (1) was received by Executive in good faith from a third party lawfully in possession thereof and having no obligation to keep such information confidential; or (2) was publicly known at the time of its receipt by Executive or has become publicly known other than by a breach of this Agreement or other action by Executive.

         8.       Non-Solicitation.

                  A. Customers. The relationships made or enhanced during Executive's employment with Company belong to Company. During Executive's employment and the one (1) year period beginning immediately upon the termination of Executive's employment with Company for any reason (the "One Year Limitation Period"), Executive will not, without Company's prior written consent, contact, solicit or attempt to solicit, on his own or another's behalf, any Customer with whom Executive had contact in the one year prior to the end of Executive's employment with Company for any reason (the "One Year Restrictive Period") with a view of offering, selling or licensing any program, product or service that is competitive with the Company Business.

                  B. Employees/Independent Contractors. During Executive's employment and the One Year Limitation Period, Executive will not, without Company's prior written consent, call upon, solicit, recruit, or assist others in calling upon, soliciting or recruiting any person who is or was an employee of Company during the One Year Restrictive Period for the purpose of having such person work in any other corporation, entity, or business.

         9. Non-Competition. During the One Year Limitation Period, Executive agrees that he will not, without Company's prior written consent, perform his or her duties for any person or entity in competition directly with the Company Business if Company is still engaged in the Company Business during such One Year Limitation Period. The parties agree and acknowledge that (i) the definitions of Duties and period of restriction reasonably and fairly limit this noncompete restriction and are reasonably required for Company's protection because Executive must perform his or her duties on behalf of Customers; and (ii) by having access to information concerning employees and Company's Customers, Executive shall obtain a competitive advantage as to such parties.

         10. Acknowledgments. The parties hereto agree that: (i) the restrictions contained in this Agreement are fair and reasonable in that they are reasonably required for the protection of Company; (ii) by having access to information concerning employees and customers of Company, Executive shall obtain a competitive advantage as to such parties; (iii) the covenants and agreements of Executive contained in this Agreement are reasonably


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                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



necessary to protect the interests of Company in whose favor said covenants and agreements are imposed in light of the nature of Company's business and the involvement of Executive in such business; (iv) the restrictions imposed by this Agreement are not greater than are necessary for the protection of Company in light of the substantial harm that Company will suffer should Executive breach any of the provisions of said covenants or agreements and (v) the covenants and agreements of Executive contained in this Agreement form material consideration for this Agreement.

         11. Remedy for Breach. Executive agrees that the remedies at law of Company for any actual or threatened breach by Executive of the covenants contained in Sections 6 through 9 of this Agreement would be inadequate and that Company shall be entitled to specific performance of the covenants in such paragraphs or injunctive relief against activities in violation of such paragraphs, or both, by temporary or permanent injunction or other appropriate judicial remedy, writ or order, in addition to any damages and legal expenses (including attorney's fees) which Company may be legally entitled to recover. Executive acknowledges and agrees that the covenants contained in Sections 6 through 9 of this Agreement shall be construed as agreements independent of any other provision of this or any other agreement between the parties hereto, and that the existence of any claim or cause of action by Executive against Company, whether predicated upon this or any other agreement, shall not constitute a defense to the enforcement by Company of said covenants.

         12. No Prior Agreements. Executive hereby represents and warrants to Company that the execution of this Agreement by Executive and Executive's employment by Company and the performance of Executive's duties hereunder shall not violate or be a breach of any agreement with a former employer, client or any other person or entity.

         13. Assignment; Binding Effect. Executive understands that Executive has been selected for employment by Company on the basis of Executive's personal qualifications, experience and skills. Executive agrees, therefore, that Executive cannot assign all or any portion of Executive's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of Section 14. below, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns. The rights and obligations of Company hereunder shall be available to a successor in interest of Company, including a successor established for the purpose of converting Company to a corporation.

         14. Complete Agreement. This Agreement is not a promise of future employment. Executive has no oral representations, understandings or agreements with Company or any of its officers, directors or representatives covering the same subject matter as this Agreement. This Agreement hereby supersedes any other employment agreements or understandings, written or oral, between Company and Executive. This written Agreement is the final, complete and exclusive statement and expression of the agreement between Company and Executive and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a further writing signed by a duly authorized officer of Company and Executive, and no term of this Agreement may be waived except by writing signed by the party waiving the benefit of such term.

         15. Notice. Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

         To Company:       Manhattan Associates, Inc
                           2300 Windy Ridge Pkwy
                           7th Floor
                           Atlanta, Georgia 30339
                           Attention: Chairman of the Board


                   SEPARATION AGREEMENT AND GENERAL RELEASE

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



         To Executive:     Richard Haddrill
                           417 Pinnacle Heights
                           Las Vegas, Nevada 89144

         With a copy to:   Edward J. Hardin, Esq.
                           Rogers & Hardin
                           229 Peachtree Street, N.E.
                           2700 International tower
                           Atlanta, Georgia 30303

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this Section 15.

         16. Severability; Headings. If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The Section headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

         17. Counterparts. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute, but one and the same instrument.

         18. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Georgia.

         19. Withholding, FICA, FUTA, Etc. Any amount to be paid to the Executive under the provisions of this Agreement shall be subject to, and reduced by, any applicable federal, state or local taxes imposed by law.

         20. Press Releases. Executive and Company agree that no press releases will be issued concerning this Agreement, its modification or termination without the mutual approval of Executive and Company, subject to any disclosure requirements imposed by applicable law based on the reasonable opinion of counsel for the Company.

         21. Expenses. Company agrees to pay all expenses associated with this Agreement including the reasonable fees and expenses of counsel for Executive not to exceed $5,000.

         22. Calculation of Golden Parachute Excise Tax. The following provisions shall apply in the determination of whether an Code ss.4999 excise tax is payable by the Executive for purposes of this Agreement:

                  (a) Upon a Change In Control, if the Executive believes that he might be required to pay any Code ss.4999 excise tax and makes a calculation under subsection (b) below, an independent tax consultant (herein the "ITC") who shall be a lawyer, certified public accountant or a compensation consultant with expertise in the area of executive compensation tax law, shall be selected by the Company. All fees and disbursements of the ITC shall be paid by the Company.

                  (b) Upon a Change of Control, if the Executive believes that he might be required to pay any Code ss.4999 excise tax, the Executive shall be entitled to request the calculation and payment of such excise tax to the extent provided in this Agreement; provided, however, that the Executive must provide the ITC with all information necessary for the ITC to determine the proper amount of excise tax which should be paid by the Executive, and must agree with the release of such information by the Company to the ITC.

                  (c) Upon selection and receipt of pertinent information from the Company and from the Executive, the ITC shall, with respect to the Executive upon his making a request for the calculation and payment of Code ss.4999 excise tax, make a determination as to whether the amounts paid to the Executive which


                   SEPARATION AGREEMENT AND GENERAL RELEASE

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



                                                                       EXHIBIT A

                    SEPARATION AGREEMENT AND GENERAL RELEASE

         THIS SEPARATION AGREEMENT AND GENERAL RELEASE (the "Agreement") is made and entered into as of the date noted on the last pages hereof, by and between Manhattan Associates, Inc. (the "Employer") and Richard Haddrill (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms and provisions of that certain employment agreement between the parties dated October 11, 1999, the Employee is entitled to certain separation benefits if the Employee will execute this Agreement; and

         WHEREAS, the Employee and the Employer desire to enter into this Agreement to resolve any disputes regarding, or relating to, the Employee's relationship with the Employer, the termination of that employment relationship, and other matters as set forth herein;

         NOW, THEREFORE, in consideration of the payment of such separation benefits under such employment agreement, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         For all purposes of this Agreement, the following definitions shall be applicable:

         1.1 The term "Agreement" shall mean this Separation Agreement and General Release between the parties hereto.

         1.2 The phrase "Effective Date" shall mean the date on which this Agreement shall become effective, which shall be the date which is exactly eight (8) days following the Execution Date, unless this Agreement has been revoked by Employee prior to such date in accordance with the provisions of this Agreement.

         1.3      The term "Employee" shall mean Richard Haddrill.

         1.4 The phrase "Employee's related entities and persons" shall mean and include the heirs, executors, administrators, beneficiaries, assigns, agents, representatives, and successors of Employee, and any other persons acting or purporting to act on behalf of, or in the name of, or asserting claims by, on behalf of, or through, Employee, and the successors and assigns of such persons, and the successors and assigns of Employee.

         1.5      The term "Employer" shall mean Manhattan Associates, Inc.

         1.6 The phrase "Employers related employers" shall mean and include any parent, subsidiaries and related corporations or entities, predecessors, successors and assigns of the Employer.

         1.7 The phrase "the Employers related entities and persons" shall mean and include the agents, employees, servants, independent contractors, attorneys, representatives, actuaries, accountants, directors, officers, and trustees of (1) the Employer and/or any one or more of the Employers related employers and (2) every person (whether natural or artificial), firm, or entity now or previously affiliated with the Employer and/or any one or more of the Employers related employers in any manner whatsoever, and every such person, firm or entity with which the Employer and/or any one or more of the Employees related employers may affiliate in any manner whatsoever in the future.

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



         1.8 The term "Employment Agreement" shall mean that certain employment agreement between the parties dated October 11, 1999, to which a copy of this Separation Agreement and General Release was attached as Exhibit A.

         1.9 The phrase "Execution Date" shall mean the date on which this Agreement is executed (as noted in writing on the last page hereof).

         1.10 The term "Plan(s)" shall mean, when referenced as Plan(s) of a particular entity, individual or other person, all employee benefit plans (within the meaning ERISA ss.3(3)) sponsored by, contributed to, or maintained by such entity, individual or other person.

         1.11 The phrase "Plan's (Plans') related entities and persons," when referencing one or more Plans, shall mean and include (1) the agents, employees, servants, independent contractors, attorneys, representatives, actuaries, accountants, fiduciaries, administrators, administrative committee(s) or other committee(s), and trustees of, (2) every other person (whether natural or artificial), firm or entity now or previously affiliated in any manner whatsoever with, and (3) every such other person, firm or entity which in the future may affiliate in any manner whatsoever with, the one or more Plan(s) so referenced.

         1.12 The phrase "Severance Date" shall mean the date on which the Employee separated from service (the earlier of layoff or termination of employment) with the Employer, i.e., [INSERT DATE OF TERMINATION].

                                   ARTICLE II
                      TERMINATION OF EMPLOYEE'S EMPLOYMENT

         Employee and the Employer agree and acknowledge that Employee's employment with the Employer was terminated as of the Severance Date, and, accordingly, that such Severance Date shall be used to determine Employee's entitlement to any benefits generally available to employees of the Employer under a Plan of the Employer, or a Plan of the Employers related employers, as well as the amount of any such benefits to which Employee may be entitled.

                                   ARTICLE III
                              PAYMENTS TO EMPLOYEE

         In addition to the general compensation and benefits to which Employee would be entitled based upon his employment with the Employer through the Severance Date, Employee shall, as additional consideration which is significant and substantial, receive separation benefits in accordance with the terms and provisions of Section 5(A) of his Employment Agreement. The parties agree that these additional consideration payments shall be subject to any applicable federal, state and/or local income tax withholding requirements.

                                   ARTICLE IV
                         RIGHT OF REVOCATION BY EMPLOYEE

         From the Execution Date until the Effective Date, Employee may revoke this Agreement by sending written notice of revocation within that period to:

                           Manhattan Associates, Inc.
                            2300 Windy Ridge Parkway
                                    7th Floor
                             Atlanta, Georgia 30339
                        Attention: Chairman of the Board

and, if he does so, this Agreement shall be null and void in its entirety, and shall be of no force or effect. If not revoked within said period, this Agreement will become effective, binding and irrevocable as of the Effective Date.


                    SEPARATION AGREEMENT AND GENERAL RELEASE

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



                                    ARTICLE V
                           GENERAL RELEASE BY EMPLOYEE

         Except as specifically provided in the Article immediately following this Article, for and in consideration of the additional consideration to be provided to Employee by the Employer pursuant to Article III of this Agreement, the sufficiency of which is hereby acknowledged, Employee does hereby, for and on behalf of himself and Employee's related entities and persons, fully and finally release, acquit and forever discharge the Employer, the Employer's related employers, the Employees related entities and persons, all Plans of the Employer and all Plans of any of the Employer's related employers, and such Plans' related entities and persons, of and from any and all claims, counterclaims, actions, causes of action, demands, rights, damages, costs, expenses or compensation which Employee and/or Employee's related entities and persons now have, or may have, or may hereafter claim to have had as of the Execution Date, whether developed or undeveloped, anticipated or unanticipated, based on any acts, omissions, transactions or occurrences whatsoever occurring prior to and/or up until the Execution Date, and specifically, but not by way of limitation, from those claims which are, or arise by reason of, or are in any way connected with, or which are or may be based in whole or in part on the employment relationship which existed between Employee and the Employer and the termination of that employment relationship (including, without limitation,(i) those claims arising under any foreign, federal, state, county or municipal fair employment practices act and/or any law, ordinance or regulation promulgated by any foreign, federal, state, county, municipality or other state subdivision;
(ii) those claims for breach of duty and/or implied covenant of good faith and fair dealing; (iii) those claims for interference with and/or breach of contract (express or implied, in fact or in law, oral or written); (iv) those claims for retaliatory or wrongful discharge of any kind; (v) those claims for intentional or negligent infliction of emotional distress or mental anguish; (vi) those claims for outrageous conduct; (vii) those claims for interference with business relationships, contractual relationships or employment relationships of any kind; (viii) those claims for breach of duty, fraud, fraudulent inducement to contract, breach of right of privacy, libel, slander, or tortious conduct of any kind; (ix) those claims arising under Title VII of the Civil Rights Act of 1964 and/or the Civil Rights Act of 1991 and/or 42 U.S.C. ss.1981; (x) those claims arising under the Age Discrimination in Employment Act of 1967, the Age Discrimination Claims Assistance Act of 1988 and/or the Older Workers' Benefit Protection Act; (xi) those claims arising under any state or federal handicap or disability discrimination law or act, including but not limited to the Rehabilitation Act of 1973 and the Americans with Disabilities Act; (xii) those claims arising from any damages suffered at any time by reason of the effects or continued effects of any alleged or actual discriminatory or wrongful acts;
(xiii) those claims arising under or in reliance upon any statute, regulation, rule or ordinance (local, state or federal); (xiv) those claims arising under ERISA or the Family and Medical Leave Act; (xv) those claims arising under the workers' compensation laws of any state or other jurisdiction; and (xvi) any and all other claims arising under law or in equity in the United States of America or in any foreign jurisdiction).

                                   ARTICLE VI
                        LIMITATION OF RELEASE BY EMPLOYEE

         Notwithstanding the previous Article, it is understood and agreed that the waiver of benefits and claims contained in the previous Article does not include a waiver of the right to payment of any vested, nonforfeitable benefits to which Employee or a beneficiary of Employee may be entitled under the terms and provisions of any Plan of the Employer which have accrued as of the Severance Date, and/or under the terms and provisions of any stock options or stock appreciation rights previously granted to the Employee and vested as of the Execution Date, and does not include a waiver of the right to the consideration to be paid to Employee under Article III of this Agreement. Employee acknowledges that he is only entitled to the additional consideration set forth in Article III of this Agreement, and that all other claims for any other benefits or compensation are hereby waived, except those expressly stated in the preceding sentence. Nothing in this Agreement shall be construed to limit the Executive's entitled rights to director and/or officer indemnification and related director and/or officer liability insurance.


                    SEPARATION AGREEMENT AND GENERAL RELEASE

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



                                   ARTICLE VII
   NON-SOLICITATION, NON-COMPETITION, TRADE SECRETS & CONFIDENTIAL INFORMATION

         For and in consideration of the additional consideration to be provided to Employee by the Employer pursuant to Article III of this Agreement, the Employee agrees that he will continue to comply with the provisions set forth in Sections 7, 8 and 9 of the Employment Agreement for the terms set forth therein.

                                  ARTICLE VIII
               KNOWING AND VOLUNTARY WAIVER OF RIGHTS BY EMPLOYEE

         Employee agrees and acknowledges that he has carefully reviewed, studied and thought over the terms of this Agreement, and that all questions concerning this Agreement have been answered to his satisfaction. Employee does further acknowledge and agree that he has had the opportunity to keep this Agreement in his possession for at least thirty (30) days, and that he has had the opportunity to consider and reflect upon the terms of this Agreement before signing it, that he knowingly and voluntarily entered into and signed this Agreement after deliberate consideration and review of all of its terms and provisions, that he was not coerced, pressured or forced in any way by the Employer or anyone else to accept the terms of this Agreement, that the decision to accept the terms of this Agreement was entirely his own, that HE WAS ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT AND PRIOR TO THE EXECUTION DATE OF THIS AGREEMENT, AND THAT HE HAS HAD THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY THROUGHOUT THE NEGOTIATIONS CONCERNING THIS AGREEMENT, during which time proposals and counter proposals were or could have been presented, discussed and made a part of the final version of this Agreement. Employee also acknowledges that no promises or inducements to enter into and execute this Agreement have been offered or made except those which are specifically set out in this Agreement, and that he was not coerced or forced to enter into and execute this Agreement.

                                   ARTICLE IX
           ENTIRE AGREEMENT BETWEEN PARTIES AND NO INDICATION OF FAULT

         This Agreement constitutes the entire agreement between Employee and the Employer pertaining to the subjects contained in it and supersedes any and all prior and/or contemporaneous agreements, representations, or understandings, written or oral. It is expressly understood and agreed that this Agreement may not be altered, amended, modified or otherwise changed in any respect or particular whatsoever except in writing duly executed by Employee and an authorized representative of the Employer acting on behalf of the Employer. This Agreement is intended to fully, completely, and forever resolve all disputes or potential disputes based upon events, omissions or acts occurring on or prior to the Severance Date as well as all other issues or claims in any way arising out of or connected with the prior employment of Employee with the Employer or the termination of that employment. It is expressly understood and agreed that the provisions contained in this document are intended to resolve any doubtful and/or disputed issues, prevent future disputes, controversies and/or litigation, and provide both the Employer and Employee with significant benefits and that the signing of this document is not to be construed as an admission of any liability and/or fault by the Employer or by Employee.

                                    ARTICLE X
                           BINDING NATURE OF AGREEMENT

         This Agreement shall be binding upon both Employee and Employee's related entities and individuals, and upon the Employer and the Employer's related employers.

                                   ARTICLE XI
             NO PRIOR ASSIGNMENTS OF INTERESTS OR EXERCISE OF RIGHTS

         All signatories to this Agreement hereby warrant, covenant, and represent that prior to the Execution Date, they have not conveyed, transferred, pledged, hypothecated, or in any manner whatsoever assigned or encumbered any of the rights, demands, claims, suits, actions, or causes of action released herein, and all signatories to this Agreement also hereby warrant, covenant and represent that, prior to the Execution Date, they have not filed a lawsuit or asked the assistance of any governmental agency or collective bargaining agent to


                    SEPARATION AGREEMENT AND GENERAL RELEASE enforce rights or to seek remedies for any claim which is waived pursuant to the terms and provisions of this Agreement.

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



                                   ARTICLE XII
             WARRANTY OF EXPRESS AUTHORITY AND CAPACITY TO CONTRACT

         The undersigned parties, acting through their duly authorized officers or individually, as the case may be, do hereby warrant that the signatories hereto have express authority and have the legal capacity to enter into this Agreement.

                                  ARTICLE XIII
                                  CHOICE OF LAW

         This Agreement is to be construed in accordance with the laws of the State of Georgia.

                                   ARTICLE XIV
                              NEGOTIATED AGREEMENT

         The parties agree that this Agreement was negotiated between them. As a result, the parties agree that, in the event of a dispute about the meaning, construction or interpretation of this Agreement, no presumption shall apply to construe the language of this Agreement either for or against any party.

                                   ARTICLE XV
                       PRESS RELEASES REGARDING AGREEMENT

         The parties agree that no press releases will be issued concerning this Agreement, or the termination of Employee's employment with the Employer, without the mutual approval of Employee and Employer, subject to any disclosure requirements imposed by applicable law based on the reasonable opinion of counsel for the Company.

         IN WITNESS WHEREOF, the undersigned has executed this Separation Agreement and General Release on this ___ day of ____________________, _____.

                                            EMPLOYEE:



                                            ------------------------------
                                            Richard Haddrill

Sworn to and subscribed before me this __ day of _______________________,
______.


--------------------------------------
Notary Public

My Commission Expires:



--------------------------------------
(NOTARIAL SEAL)


                    SEPARATION AGREEMENT AND GENERAL RELEASE

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



                                             EMPLOYER:

                                             MANHATTAN ASSOCIATES, INC.


                                             By:
                                                --------------------------------

                                             Title:
                                                   -----------------------------


Sworn to and subscribed before me this __ day of _________________, ______.


--------------------------------
Notary Public

My Commission Expires:



--------------------------------
(NOTARIAL SEAL)


                    SEPARATION AGREEMENT AND GENERAL RELEASE

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



                                                                       EXHIBIT B

                          AGREEMENT AND GENERAL RELEASE

         THIS AGREEMENT AND GENERAL RELEASE (the "Agreement") is made and entered into as of the date noted on the last pages hereof, by and between Manhattan Associates, Inc. (the "Employer") and Richard Haddrill (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms and provisions of that certain employment agreement between the parties dated October 11, 1999, the Employee is entitled to certain Change of Control benefits if the Employee will execute this Agreement; and

         WHEREAS, the Employee and the Employer desire to enter into this Agreement to resolve any disputes regarding, or relating to, the Employee's relationship with the Employer on or prior to the date of the Change of Control, and other matters as set forth herein;

         NOW, THEREFORE, in consideration of the payment of such Change of Control benefits under such employment agreement, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         For all purposes of this Agreement, the following definitions shall be applicable:

         1.1 The term "Agreement" shall mean this Agreement and General Release between the parties hereto.

         1.2 The phrase "Change of Control" shall mean a "Change of Control" as defined in the Employment Agreement in Section 1(C).

         1.3 The phrase "Change of Control Date" shall mean the date on which the occurs a Change of Control within the meaning of
                  Section 1(C) of the Employment Agreement.

         1.4 The phrase "Effective Date" shall mean the date on which this Agreement shall become effective, which shall be the date which is exactly eight (8) days following the Execution Date, unless this Agreement has been revoked by Employee prior to such date in accordance with the provisions of this Agreement.

         1.5      The term "Employee" shall mean Richard Haddrill.

         1.6 The phrase "Employee's related entities and persons" shall mean and include the heirs, executors, administrators, beneficiaries, assigns, agents, representatives, and successors of Employee, and any other persons acting or purporting to act on behalf of, or in the name of, or asserting claims by, on behalf of, or through, Employee, and the successors and assigns of such persons, and the successors and assigns of Employee.

         1.7      The term "Employer" shall mean Manhattan Associates, Inc.

         1.8 The phrase "Employers related employers" shall mean and include any parent, subsidiaries and related corporations or entities, predecessors, successors and assigns of the Employer.

         1.9 The phrase "the Employers related entities and persons" shall mean and include the agents, employees, servants, independent contractors, attorneys, representatives, actuaries, accountants, directors, officers, and trustees of (1) the Employer and/or any one or more of the Employers

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



                  related employers and (2) every person (whether natural or artificial), firm, or entity now or previously affiliated with the Employer and/or any one or more of the Employers related employers in any manner whatsoever, and every such person, firm or entity with which the Employer and/or any one or more of the Employees related employers may affiliate in any manner whatsoever in the future.

         1.10 The term "Employment Agreement" shall mean that certain employment agreement between the parties dated October 11, 1999, to which a copy of this Agreement and General Release was attached as Exhibit B.

         1.11 The phrase "Execution Date" shall mean the date on which this Agreement is executed (as noted in writing on the last page hereof).

         1.12 The term "Plan(s)" shall mean, when referenced as Plan(s) of a particular entity, individual or other person, all employee benefit plans (within the meaning ERISA ss.3(3)) sponsored by, contributed to, or maintained by such entity, individual or other person.

         1.13 The phrase "Plan's (Plans') related entities and persons," when referencing one or more Plans, shall mean and include (1) the agents, employees, servants, independent contractors, attorneys, representatives, actuaries, accountants, fiduciaries, administrators, administrative committee(s) or other committee(s), and trustees of, (2) every other person (whether natural or artificial), firm or entity now or previously affiliated in any manner whatsoever with, and (3) every such other person, firm or entity which in the future may affiliate in any manner whatsoever with, the one or more Plan(s) so referenced.

                                   ARTICLE II
                              PAYMENTS TO EMPLOYEE

         In addition to the general compensation and benefits to which Employee would be entitled based upon his employment with the Employer through the Change of Control Date, Employee shall, as additional consideration which is significant and substantial, receive Change of Control benefits in accordance with the terms and provisions of Section 5(D) of his Employment Agreement. The parties agree that these additional consideration payments shall be subject to any applicable federal, state and/or local income tax withholding requirements.

                                   ARTICLE III
                         RIGHT OF REVOCATION BY EMPLOYEE

         From the Execution Date until the Effective Date, Employee may revoke this Agreement by sending written notice of revocation within that period to:

                           Manhattan Associates, Inc.
                            2300 Windy Ridge Parkway
                                    7th Floor
                             Atlanta, Georgia 30339
                        Attention: Chairman of the Board

and, if he does so, this Agreement shall be null and void in its entirety, and shall be of no force or effect. If not revoked within said period, this Agreement will become effective, binding and irrevocable as of the Effective Date.

                                   ARTICLE IV
                           GENERAL RELEASE BY EMPLOYEE

         Except as specifically provided in the Article immediately following this Article, for and in consideration of the additional consideration to be provided to Employee by the Employer pursuant to Article II of this Agreement, the sufficiency of which is hereby acknowledged, Employee does hereby, for and on behalf of himself and


                    SEPARATION AGREEMENT AND GENERAL RELEASE

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



Employee's related entities and persons, fully and finally release, acquit and forever discharge the Employer, the Employer's related employers, the Employees related entities and persons, all Plans of the Employer and all Plans of any of the Employer's related employers, and such Plans' related entities and persons, of and from any and all claims, counterclaims, actions, causes of action, demands, rights, damages, costs, expenses or compensation which Employee and/or Employee's related entities and persons now have, or may have, or may hereafter claim to have had as of the Execution Date, whether developed or undeveloped, anticipated or unanticipated, based on any acts, omissions, transactions or occurrences whatsoever occurring prior to and/or up until the Execution Date, and specifically, but not by way of limitation, from those claims which are, or arise by reason of, or are in any way connected with, or which are or may be based in whole or in part on the employment relationship between Employee and the Employer (including, without limitation,(i) those claims arising under any foreign, federal, state, county or municipal fair employment practices act and/or any law, ordinance or regulation promulgated by any foreign, federal, state, county, municipality or other state subdivision; (ii) those claims for breach of duty and/or implied covenant of good faith and fair dealing; (iii) those claims for interference with and/or breach of contract (express or implied, in fact or in law, oral or written); (iv) those claims for retaliatory or wrongful discharge of any kind; (v) those claims for intentional or negligent infliction of emotional distress or mental anguish; (vi) those claims for outrageous conduct; (vii) those claims for interference with business relationships, contractual relationships or employment relationships of any kind; (viii) those claims for breach of duty, fraud, fraudulent inducement to contract, breach of right of privacy, libel, slander, or tortious conduct of any kind; (ix) those claims arising under Title VII of the Civil Rights Act of 1964 and/or the Civil Rights Act of 1991 and/or 42 U.S.C. ss.1981; (x) those claims arising under the Age Discrimination in Employment Act of 1967, the Age Discrimination Claims Assistance Act of 1988 and/or the Older Workers' Benefit Protection Act; (xi) those claims arising under any state or federal handicap or disability discrimination law or act, including but not limited to the Rehabilitation Act of 1973 and the Americans with Disabilities Act; (xii) those claims arising from any damages suffered at any time by reason of the effects or continued effects of any alleged or actual discriminatory or wrongful acts;
(xiii) those claims arising under or in reliance upon any statute, regulation, rule or ordinance (local, state or federal); (xiv) those claims arising under ERISA or the Family and Medical Leave Act; (xv) those claims arising under the workers' compensation laws of any state or other jurisdiction; and (xvi) any and all other claims arising under law or in equity in the United States of America or in any foreign jurisdiction).

                                    ARTICLE V
                        LIMITATION OF RELEASE BY EMPLOYEE

         Notwithstanding the previous Article, it is understood and agreed that the waiver of benefits and claims contained in the previous Article does not include a waiver of the right to payment of any vested, nonforfeitable benefits to which Employee or a beneficiary of Employee may be entitled under the terms and provisions of any Plan of the Employer which have accrued as of the Change of Control Date, and/or under the terms and provisions of any stock options or stock appreciation rights previously granted to the Employee and vested as of the Execution Date, and does not include a waiver of the right to the consideration to be paid to Employee under Article II of this Agreement. Employee acknowledges that he is only entitled to the additional consideration set forth in Article II of this Agreement, and that all other claims for any other benefits or compensation are hereby waived, except those expressly stated in the preceding sentence. It is also expressly understood and agreed that the waiver of benefits and claims contained in the previous Article does not include a waiver of any rights accruing after the Execution Date of this Agreement. Nothing in this Agreement shall be construed to limit the Executive's entitled rights to director and/or officer indemnification and related director and/or officer liability insurance.

                                   ARTICLE VI
   NON-SOLICITATION, NON-COMPETITION, TRADE SECRETS & CONFIDENTIAL INFORMATION

         For and in consideration of the additional consideration to be provided to Employee by the Employer pursuant to Article II of this Agreement, the Employee agrees that he will continue to comply with the provisions set forth in Sections 7, 8 and 9 of the Employment Agreement for the terms set forth therein.


                    SEPARATION AGREEMENT AND GENERAL RELEASE

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



                                   ARTICLE VII
               KNOWING AND VOLUNTARY WAIVER OF RIGHTS BY EMPLOYEE

         Employee agrees and acknowledges that he has carefully reviewed, studied and thought over the terms of this Agreement, and that all questions concerning this Agreement have been answered to his satisfaction. Employee does further acknowledge and agree that he has had the opportunity to keep this Agreement in his possession for at least thirty (30) days, and that he has had the opportunity to consider and reflect upon the terms of this Agreement before signing it, that he knowingly and voluntarily entered into and signed this Agreement after deliberate consideration and review of all of its terms and provisions, that he was not coerced, pressured or forced in any way by the Employer or anyone else to accept the terms of this Agreement, that the decision to accept the terms of this Agreement was entirely his own, that HE WAS ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT AND PRIOR TO THE EXECUTION DATE OF THIS AGREEMENT, AND THAT HE HAS HAD THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY THROUGHOUT THE NEGOTIATIONS CONCERNING THIS AGREEMENT, during which time proposals and counter proposals were or could have been presented, discussed and made a part of the final version of this Agreement. Employee also acknowledges that no promises or inducements to enter into and execute this Agreement have been offered or made except those which are specifically set out in this Agreement, and that he was not coerced or forced to enter into and execute this Agreement.

                                  ARTICLE VIII
           ENTIRE AGREEMENT BETWEEN PARTIES AND NO INDICATION OF FAULT

         This Agreement constitutes the entire agreement between Employee and the Employer pertaining to the subjects contained in it and supersedes any and all prior and/or contemporaneous agreements, representations, or understandings, written or oral. It is expressly understood and agreed that this Agreement may not be altered, amended, modified or otherwise changed in any respect or particular whatsoever except in writing duly executed by Employee and an authorized representative of the Employer acting on behalf of the Employer. This Agreement is intended to fully, completely, and forever resolve all disputes or potential disputes based upon events, omissions or acts occurring on or prior to the Change of Control Date as well as all other issues or claims in any way arising out of or connected with the employment of Employee with the Employer through and including the Change of Control Date. It is expressly understood and agreed that the provisions contained in this document are intended to resolve any doubtful and/or disputed issues, prevent future disputes, controversies and/or litigation, and provide both the Employer and Employee with significant benefits and that the signing of this document is not to be construed as an admission of any liability and/or fault by the Employer or by Employee.

                                   ARTICLE IX
                           BINDING NATURE OF AGREEMENT

         This Agreement shall be binding upon both Employee and Employee's related entities and individuals, and upon the Employer and the Employer's related employers.

                                    ARTICLE X
             NO PRIOR ASSIGNMENTS OF INTERESTS OR EXERCISE OF RIGHTS

         All signatories to this Agreement hereby warrant, covenant, and represent that prior to the Execution Date, they have not conveyed, transferred, pledged, hypothecated, or in any manner whatsoever assigned or encumbered any of the rights, demands, claims, suits, actions, or causes of action released herein, and all signatories to this Agreement also hereby warrant, covenant and represent that, prior to the Execution Date, they have not filed a lawsuit or asked the assistance of any governmental agency or collective bargaining agent to enforce rights or to seek remedies for any claim which is waived pursuant to the terms and provisions of this Agreement.


                    SEPARATION AGREEMENT AND GENERAL RELEASE

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



                                   ARTICLE XI
             WARRANTY OF EXPRESS AUTHORITY AND CAPACITY TO CONTRACT

         The undersigned parties, acting through their duly authorized officers or individually, as the case may be, do hereby warrant that the signatories hereto have express authority and have the legal capacity to enter into this Agreement.

                                   ARTICLE XII
                                  CHOICE OF LAW

         This Agreement is to be construed in accordance with the laws of the State of Georgia.

                                  ARTICLE XIII
                              NEGOTIATED AGREEMENT

         The parties agree that this Agreement was negotiated between them. As a result, the parties agree that, in the event of a dispute about the meaning, construction or interpretation of this Agreement, no presumption shall apply to construe the language of this Agreement either for or against any party.

                                   ARTICLE XIV
                       PRESS RELEASES REGARDING AGREEMENT

                  The parties agree that no press releases will be issued concerning this Agreement, or the termination of Employee's employment with the Employer, without the mutual approval of Employee and Employer, subject to any disclosure requirements imposed by applicable law based on the reasonable opinion of counsel for the Company.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement and General Release on this ___ day of ____________________, _____.

                                                EMPLOYEE:



                                                --------------------------------

                                                Richard Haddrill

Sworn to and subscribed before me this __ day of _________________, ______.


---------------------------------
Notary Public

My Commission Expires:



---------------------------------
(NOTARIAL SEAL)


                    SEPARATION AGREEMENT AND GENERAL RELEASE

   YOU ARE STRONGLY ENCOURAGED TO READ THIS DOCUMENT CAREFULLY AND TO CONSULT
                WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.



                                                 EMPLOYER:

                                                 MANHATTAN ASSOCIATES, INC.


                                                 By:
                                                    ----------------------------

                                                 Title:
                                                       -------------------------


Sworn to and subscribed before me this __ day of __________________, ______.


--------------------------------------
Notary Public

My Commission Expires:



--------------------------------------
(NOTARIAL SEAL)


                    SEPARATION AGREEMENT AND GENERAL RELEASE